Taxation	6 Months Ended
Jun. 30, 2026
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Taxation

Note 8: Taxation

Tax expense was $71 million (2025 - $52 million) and $196 million (2025 - $144 million) in the three and six months ended June 30, 2026, respectively.

Tax expense in each period reflected the mix of taxing jurisdictions in which pre-tax profits and losses were recognized. Tax expense or benefit in interim periods is not necessarily indicative of the tax benefit or expense for the full year because the geographical mix of pre-tax profits and losses in interim periods may be different from that for the full year.

In January 2024, the Company began recording tax expense associated with the “Pillar Two model rules” as published by the Organization for Economic Cooperation and Development and enacted by key jurisdictions in which the Company operates. These rules are designed to ensure large multinational enterprises within the scope of the rules pay a minimum level of tax in each jurisdiction where they operate. In general, the “Pillar Two model rules” apply a system of top-up taxes to bring the enterprise’s effective tax rate in each jurisdiction to a minimum of 15%. The Company has applied the exception to recognizing and disclosing information about deferred tax assets and liabilities related to Pillar Two income taxes. The application of the "Pillar Two model rules" did not have a significant impact on the Company's tax expense in the three and six months ended June 30, 2026 and 2025.